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                                                                    EXHIBIT 23.3

                   [LETTERHEAD OF BEFEC-PRICE WATERHOUSE]

                      Consent of Independent Accountants
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We hereby consent to the use in the Prospectus constituting part of this
Registration Statement on Form S-1 of our reports dated May 23, 1996 and May 15, 1996 relating to the financial statements of Howmet SA and Ciral SNC, respectively, which appear in such Prospectus.

Befec-Price Waterhouse

/s/ Paul Onillon
Paul Onillon



Paris, France
October 8, 1997